UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2010

CORPORATE RESOURCE SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30734	80-0551965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Broadway, 11th Floor, New York, NY		10038
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(646) 443-2380

Accountabilities, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.       Entry into a Material Definitive Agreement.

Holding Company Reorganization

On February 23, 2010, Accountabilities, Inc., a Delaware corporation ("Accountabilities"), completed its holding company reorganization in accordance with Section 251(g) of the Delaware General Corporation Law (the “DGCL”), whereby Accountabilites became a wholly owned subsidiary of a new public holding company, Corporate Resource Services, Inc., a Delaware corporation (“CRS”).

The new holding company structure was effected at 11:59 p.m. Eastern Standard Time on February 23, 2010, pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 23, 2010, by and among Accountabilities, CRS (which prior to the time of the reorganization was a directly owned subsidiary of Accountabilities) and ACBT Merger Co., Inc., a Delaware corporation (which prior to the time of the reorganization was an indirectly owned subsidiary of Accountabilities, and a direct wholly-owned subsidiary of CRS) (“Merger Sub”).  The Merger Agreement provided for the merger (the “Merger”) of Accountabilities with Merger Sub, with Accountabilities as the surviving corporation.  Pursuant to Section 251(g) of the DGCL, approval of the stockholders of Accountabilities was not required for the Merger.  As a result of the Merger, Accountabilities became a wholly owned subsidiary of CRS.

In accordance with the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of Accountabilities’ common stock, par value $0.0001 per share (“Accountabilities Common Stock”), was automatically converted into one share of CRS’ common stock, par value $0.0001 per share (“CRS Common Stock”) and each restricted share of Accountabilities Common Stock issued and outstanding under the Accountabilities, Inc. Equity Incentive Plan immediately prior to the effective time of the Merger was automatically converted into a restricted share of CRS Common Stock, restricted on substantially the same terms and conditions (including, without limitation, the vesting schedule) as applied to such shares of restricted Accountabilities Common Stock immediately prior to the Merger.

The conversion of the common stock in the Merger occurred without an exchange of stock certificates.  Accordingly, stock certificates formerly representing outstanding Accountabilities Common Stock are deemed to represent the same number of shares of CRS Common Stock.

Additionally, (a) any warrant to purchase shares of Accountabilities Common Stock outstanding and unexercised immediately prior to the effective time of the Merger was converted into a warrant to acquire, under the same terms and conditions applicable to such warrant immediately prior to the effective time of the Merger, shares of CRS Common Stock, and (b) each convertible note, convertible in whole or in part into shares of Accountabilities Common Stock and outstanding immediately prior to the effective time of the Merger, ceased to be convertible into shares of Accountabilities Common Stock, and at the effective time of the Merger, became convertible under the same terms and conditions as were applicable to such convertible notes immediately prior to the effective time of the Merger, into shares of CRS Common Stock.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The rights of stockholders of CRS are governed by Delaware law and the Amended and Restated Certificate of Incorporation and Amended and Restated By-laws of CRS (which are attached hereto as Exhibits 3.1 and 3.2, respectively), which rights are the same in all material respects as the rights afforded to stockholders of Accountabilities immediately prior to the effective time of the Merger.  However, as described in Item 5.03 below, the board of directors of Accountabilities adopted amended and restated by-laws (the “New Accountabilities By-laws”) prior to the effective time of the Merger, as permitted by Accountabilities’ Amended and Restated Certificate of Incorporation.  Concurrent with its approval of the Merger, CRS also adopted amended and restated by-laws which are substantively the same as the New Accountabilities By-laws.

As a result of the foregoing, immediately following the effective time of the Merger, the former holders of Accountabilities Common Stock own CRS Common Stock of the same class evidencing the same proportional interests in CRS and having the same designations, rights, powers and preferences, and qualifications, limitations and restrictions thereof, as those held in Accountabilities immediately prior to the effective time of the merger.  The capitalization of CRS immediately following the Merger is identical to the capitalization of Accountabilities immediately prior to the Merger.  In addition, the consolidated assets and liabilities of CRS immediately following the Merger are the same as those of Accountabilities immediately prior to the Merger.  The Merger qualifies as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and as a result, the stockholders of Accountabilities will not recognize gain or loss for United States federal income tax purposes.

Upon the effective time of the Merger, CRS Common Stock was deemed to be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), pursuant to Rule 12g-3(a) promulgated thereunder.  For purposes of Rule 12g-3(a), CRS is the successor issuer to Accountabilities.

In connection with the reorganization into a holding company structure, CRS will apply for a new ticker symbol for CRS Common Stock for trading on the Over-the-Counter Bulletin Board (“OTCBB”).  Until such time as a new ticker symbol is received, shares of CRS Common Stock will trade under the name of Accountabilities and under Accountabilities’ existing ticker symbol, “ACBT.OB”, on the OTCBB. Shares of Accountabilities Common Stock will no longer be publicly traded.

Assumption of Accountabilities’ Debt

On February 22, 2010, Accountabilities entered into a Debt Assumption Agreement with Tri-State Employment Services, Inc., a Nevada corporation (“Tri-State”).  The description of the Debt Assumption Agreement included in Item 3.02 to this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 3.02        Unregistered Sales of Equity Securities.

Pursuant to a Debt Assumption Agreement entered into by Accountabilities and Tri-State on February 22, 2010, Tri-State agreed to assume from Accountabilities the obligation to make a series of payments totaling $545,000 (the “Payment Obligations”) pursuant to a Settlement and Release Agreement entered into between Accountabilities and Restaff Services, Inc. and its owner (together, “Restaff”), entered into on February 5, 2010.  In exchange for the assumption of the Payment Obligations, and Tri-State’s lead in negotiating the disputed amount owed to Restaff (for which Accountabilities had an accrued liability on its books for $1.1 million), Accountabilities agreed to issue 3,666,667 shares of Accountabilities Common Stock (an effective per share price of $0.30 based upon the amount of Accountabilities’ accrued liability that was eliminated as a result of the transactions).  Accountabilities believes that the issuance of shares in exchange for the assumption of the Payment Obligations and Tri-State’s lead in negotiations with Restaff was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, as a transaction not involving a public offering.  As a result of the transaction, Tri-State and its affiliates owned approximately 66.2% of the outstanding shares of Accountabilities Common Stock prior to the Merger, and the same percentage of the outstanding shares of CRS Common Stock following the Merger.  Individuals affiliated with Tri-State are members of each of Accountabilities’ and CRS’ Board of Directors and serve as officers of Accountabilities and CRS.  A special committee consisting of an independent director of Accountabilities approved the entry into the Debt Assumption Agreement.  The transactions contemplated by the Debt Assumption Agreement were consummated on February 22, 2010.

The Debt Assumption Agreement is attached as Exhibit 10.1 to this report and is incorporated herein by reference. The foregoing summary description of the Debt Assumption Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1.

Item 3.03        Material Modifications to Rights of Security Holders.

The information contained in Item 1.01 to this current Report on Form 8-K under the heading “Holding Company Reorganization” is incorporated into this Item 3.03 by reference.

Item 5.02        Departure of Directors of Certain Officers, Election of Directors; Appointment of Certain Officers’ Compensatory Arrangements of Certain Officers.

Prior to the effective time of the Merger, Messrs. Joseph Cassera, Robert Cassera, Norman Goldstein, John Messina and Jay Schecter, who compromise all of the directors of Accountabilities prior to the Merger, were appointed to the board of directors of CRS, each to hold office as a director until the annual meeting of stockholders of CRS and until their successors are elected and qualified or their earlier resignation or removal.

Also prior to the effective time of the Merger, Jay Schecter, Accountabilities’ Chief Executive Officer, and John Messina, Accountabilities’ President, were appointed to the same offices with CRS.  Mark Levine, Accountabilities’ Chief Operating Officer, has retained his position with Accountabilities, and was not appointed as an officer of CRS at that time.

Item 5.03        Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On February 23, 2010, prior to the effective time of the Merger, the Certificate of Incorporation of CRS was amended and restated to be substantially identical to that of Accountabilities immediately prior to the effective time of the Merger, except that information regarding the original incorporator was deleted, as permitted by Section 251(g) of the DGCL.  The Amended and Restated Certificate of Incorporation of CRS is attached to this Current Report on Form 8-K as Exhibit 3.1.

Also on February 18, 2010, the board of directors of Accountabilities adopted the New Accountabilities By-laws effective immediately, to update and modernize Accountabilities by-laws.  CRS adopted amended and restated by-laws that are identical in all material respects to the New Accountabilities By-laws concurrent with its approval of the Merger.  A summary of the substantive changes made to Accountabilities former by-laws follows.  Although the below description describes amendments to, and in some cases former provisions of, Accountabilities former by-laws, the description of the new provisions are equally applicable to CRS’ amended and restated by-laws, which are required by Section 251(g) of the DGCL to be substantially the same as Accountabilities by-laws immediately prior to the effective time of the reorganization.

Article I, Section 1 was amended to provide the current address of Accountabilities’ registered office in Delaware, as well as the name of the registered agent.

Article III, Section 1 was amended to provide that stockholders meetings of Accountabilities are permitted to occur by remote communication.

Article III, Section 2 was amended to provide that, to the extent required by applicable law, annual meetings of stockholders of Accountabilities shall be held each year at the date and time determined by the board of directors.  Formerly, this provision of Accountabilities by-laws required that the annual meeting of stockholders be held on May 15th each year at 10:00 a.m., or as soon thereafter as convenient.

Article III, Section 3 formerly provided that the election of directors of Accountabilities shall be by written ballot; however, as this provision was directly in conflict with the certificate of incorporation of Accountabilities, it was deleted and a provision consistent with Accountabilities’ certificate of incorporation was inserted into Article III Section 6.  The new Article III, Section 3 states the parties that may call a special meeting, and the business that may be transacted there (which was formerly provided in Article III, Section 4), and provides that the Chairman of the Board, the Chief Executive Officer or the majority of the board of directors of Accountabilities may call a special meeting, and that only business indicated in the notice of the meeting may be transacted.  Formerly, special meetings were permitted to be called by the President, board of directors, or stockholders of Accountabilities entitled to cast at least 20% of the votes which all stockholders of Accountabilities are permitted to cast.

Article III, Section 4 was inserted to clarify that any meeting of stockholders of Accountabilities may be adjourned and that notice of an adjourned meeting only need be provided if the date of the adjourned meeting is more than thirty days after the original meeting date.

Article III, Section 6 was amended to provide (i) the manner in which a stockholder may revoke a proxy that is not irrevocable, (ii) that voting need not be by written ballot (which is consistent with Accountabilities’ certificates of incorporation) and (iii) that directors shall be elected by a plurality of the votes cast at a meeting of stockholders held for such purpose, and that unless provided by Accountabilities’ certificate of incorporation, by-laws, or any regulation applicable to Accountabilities or its securities, that all other matters shall be determined by a majority vote of the stockholders present at the meeting in person or by proxy.

Article III, Section 9 is newly inserted primarily to specify the requirements that a stockholder must comply with to nominate a director or bring business before an annual meeting of Accountabilities’ stockholders, or to nominate a director at a special meeting of Accountabilities’ stockholders.  This provision requires:

•           that for a stockholder nomination of a director or business proposal to be brought before an annual meeting, the following must be provided:

•           with respect to a nominee for director, (i) all information regarding such person required to be disclosed with respect to the solicitation of proxies pursuant to Section 14(a) of Exchange Act and the rules and regulations promulgated thereunder, and (ii) the written consent of such person to being nominated in the proxy statement as a nominee and to serving as a director if elected;

•           with respect to a business proposal, (i) a brief description of the business desired to be brought before the meeting, (ii) the text of the proposal or business, and (iii) the reasons for conducing such business at the meeting and any material interest in such business of the proposing stockholder and the beneficial owner of the shares of Accountabilities’ stock (the “Beneficial Owner”), if any, and;

•           in each case, with respect to the proposing stockholder and the Beneficial Owner, if any, (i) the name and address of the stockholder, as it appears on Accountabilities’ books, and of the Beneficial Owner, if any, (ii) a description of the stockholdings in Accountabilities, and any hedging transactions entered into with respect to Accountabilities’ stock, of the proposing stockholder and Beneficial Owner, if any, (iii) a description of any agreement, arrangement or understanding with respect to the nomination or proposal between or among the stockholder, Beneficial Owner, if any, and other persons acting together with them, (iv) a representation (a) that the stockholder is a holder or record of stock of Accountabilities, entitled to vote at the meeting of stockholders and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (b) whether the stockholder or Beneficial Owner, if any, intends to deliver a proxy statement to holders of at least the percentage of Accountabilities’ stockholders required to approve the proposal or elect the nominee, or otherwise to solicit proxies from stockholders in support of such proposal or nomination, and (v) any other information relating to such stockholder and Beneficial Owner, if any, required to be disclosed in a proxy statement;

•           that notice of a stockholder’s nomination or business proposal for an annual meeting must be delivered to Accountabilities’ Secretary at Accountabilities’ principal executive offices not later than the close of business on the 90th day, or earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting (provided that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder must be delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by Accountabilities, and provided, further, that in the event that the number of directors to be elected to the board of directors is increased effective at the annual meeting and there is no public announcement by Accountabilities naming the nominees for the additional directorships at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice with respect to nominees for the additional directorships shall be considered timely if delivered to the Secretary at Accountabilities’ principal executive offices not later than the close of business on the 10th day following the day on which such public announcement is first made by Accountabilities), and that the stockholder providing notice of the nomination or other business must additionally update such notice, and any information contained therein, so that the information required to be provided in such notice is true and correct as of the record date for determining the stockholders entitled to notice of the meeting and as of the date that is 10 business days prior to the date of the meeting or any adjournment or postponement thereof, and shall deliver updated information to the Secretary of Accountabilities as specified in the by-laws;

•           that a stockholder of record may nominate a person for election to the board of directors at a special meeting of stockholders at which directors are to be elected, by delivering notice to Accountabilities’ Secretary at Accountabilities’ principal executive office, containing the information required for the nominee and the nominating stockholder and Beneficial Owner, if any, that is required for the nomination of a director at an annual meeting, with such notice to be delivered not later than the close of business on the 90th day, or earlier than the close of business on the 120th day prior to such special meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by Accountabilities and of the nominees proposed by the board of directors to be elected at such meeting.

Article III, Section 9 provides that the foregoing notice requirements with respect to the proposal of business at an annual meeting of stockholders (other than a director nomination) shall be deemed satisfied by a stockholder if the stockholder has notified Accountabilities of his intention to present a proposal at the annual meeting in compliance with the applicable rules and regulations of the Exchange Act, and such proposal is included in Accountabilities’ proxy statement.  Article III, Section 9 also empowers the chairman of the annual or special meeting, as applicable, to determine whether a nomination or business proposal was made in accordance with the requirements of Article III, Section 9, and if not in compliance, to declare that such nomination or business proposal shall be disregarded.  Additionally, Article III, Section 9 provides that if the stockholder or its qualified representative (as defined in the bylaws) does not appear at the annual or special meeting of stockholders of Accountabilities to present a nomination or proposed business, then such nomination or business proposal shall be disregarded.  Finally, Article III, Section 9 provides that stockholders proposing a nominee for election as a director or the proposal of business are also required to comply with the requirements of the Exchange Act and the rules and regulations thereunder, and that nothing in Article III, Section 9 shall be deemed to affect any right of stockholders to request inclusion of proposals in Accountabilities’ proxy statement pursuant thereto.

Article IV, Section 1 was amended to clarify that the number of members of the board of directors, which may vary between one and seven persons, may be fixed from time to time by resolution of the board of directors.

Article IV, Section 5 was amended to provide that special meetings of the board of directors of Accountabilities may be called by the Chairman of the Board, Chief Executive Officer or by a majority of the members of the board of directors on 48 hours notice to each director, which may be given personally, by mail, telegram, facsimile or electronic transmission.

Article IV Section 6 was amended to clarify that at all meetings of the board of directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote is required by the DGCL, Accountabilities’ certificate of incorporation or the bylaws.

Article IV, Section 9 was amended to provide that directors shall be entitled to receive compensation for their service on the board of directors, as may be approved by the board of directors.

Article IV, Section 10 is newly inserted to provide that, in accordance with Delaware law, committees of the board of directors may be appointed to exercise powers of the board of directors in the management of Accountabilities.

Article V, Section 1 was amended to specify that the officers of Accountabilities shall include a Chief Executive Officer and Chief Financial Officer, and to clarify that the officers chosen by the board of directors shall have the powers and duties as generally pertain to their respective offices, subject to the specific provision of Article V of the by-laws, and as may be conferred upon such officers from time to time by the board of directors or any committee thereof.

Article V, Section 4 was inserted to provide the responsibilities of the Chief Executive Officer, which, generally speaking, are the general management and control of the business and affairs of the corporation and other powers incident to the office of chief executive.

Article V, Section 5 amended the President’s duties to provide for the supervision and management of the conduct of the current business of Accountabilities.  The President is also tasked with performing all acts and things incident to his office, and performing such duties as may be assigned to him from time to time by the officer(s) to whom he reports or as the board of directors prescribes from time to time.  Formerly, the bylaws provided that the President was to be the chief executive officer of Accountabilities.

Article V, Section 6 was inserted to provide the responsibilities of the Chief Financial Officer, which are generally to perform the power and duties consistent with such office, and in general maintain overall supervision of the financial operations of Accountabilities.  The Chief Financial Officer is also tasked with performing such other duties as may be assigned to him from time to time by the officers to whom he reports or as the board of directors prescribes from time to time.

Article VII, Section 1 was amended to provide that stock certificates of Accountabilities may be uncertificated, and if certificated, shall be in such form as is consistent with the certificate of incorporation and applicable law.  Additionally, this section was amended to provide that stock certificates may be executed by the Chairman of the Board of Directors, the President or any Vice President and by the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary.

Article VII, Section 2 was amend to provide that certificated shares of Accountabilities’ stock may be transferred by delivery of the stock certificate endorsed in blank or to a specified person by the person appearing to be the owner of the shares represented thereby, or by delivery of the certificate and a separate writing containing a written assignment of the certificate.  Uncertificated shares of stock may be transferred upon receipt of transfer instructions from the registered owner of such uncertificated shares of stock to transfer the stock.

Article VII, Section 4 was amended to clarify the record dates that the board of directors may select with respect to the stockholders entitled to receive notice of any meeting of stockholders and to enable the board of directors to select a different later record date for determining the stockholders entitled to vote at such meeting of stockholders, if so desired.  This section was also revised to clarify the record dates that the board of directors may select with respect to determining stockholders eligible to receive payments of dividends or other distributions, or for any other lawful action (other than action by consent in writing without a meeting).

Article VII, Section 5 was inserted to clarify the dates that the board of directors may select as the record date to determine the stockholders entitled to take action without a meeting by written consent, and that if the board of directors does not select a record date, but was required to do so by applicable law, then the record date shall be on the date that the board of directors took action requiring the setting of a record date.  In the event that a stockholder of Accountabilities seeks for stockholders to take action without a meeting by written consent, such stockholder is required to make a written request to Accountabilities’ Secretary requesting that a record date be set, and that upon receipt of such a request, the board of directors shall promptly set a record date for such action, but in any event, within 10 days after such request is received.  If the board of directors does not take action to set a record date for stockholder action without a meeting by written consent within such 10 day period, then the record date shall be the first day after the expiration of such 10 day period when a signed written request setting forth the action taken or proposed to be taken is delivered to Accountabilities’ registered office in Delaware, its principal place of business, or to any officer or agent of Accountabilities having custody of the book in which proceedings are recorded.

Article VIII, Section 1 was inserted to provide that Accountabilities shall (i) indemnify any person who was or is a party to any threatened, pending or completed investigation, by reason of the fact that such person is or was a director, officer, employee or agent of the corporation or was serving at the request of Accountabilities with another entity, and (ii) shall advance expenses to any officer or director that is a party to such action, and may by action of the board of directors, advance expenses incurred by employees and agents of Accountabilities on such terms as the board of directors deems appropriate.  This provision is identical to the provision on indemnification set forth in Accountabilities’ certificate of incorporation.

Article IX, Section 2 was amended to provide that Accountabilities’ fiscal year shall begin on October 1 and end on September 30, which is consistent with the current practice of Accountabilities.

Article IX, Section 3 was amended to provide that Accountabilities may provide any notice required to be given to stockholders by electronic transmission if such stockholders have consented to delivery in such manner.

Article IX, Section 4 was amended to provide that waiver of notice of any meeting may be provided by a person by electronic transmission, that the business to be transacted at the meeting for which notice is being waived need not be specified in such notice, and that a person’s attendance at a meeting shall constitute a waiver of notice of the meeting, except where a person attends a meeting for the express purpose of object to the transaction of any business at the beginning of the meeting.

Former Article IX, Section 5, which provided that payments made to an officer or employee of the corporation which shall be disallowed in whole or in part as a deductable expense by the Internal Revenue Service, shall be reimbursed by such officer or employee to the full extent of such disallowance, was deleted.

Article XI, Section 1 was amended to provide that the by-laws may be altered, amended or repealed as provided in Accountabilities’ certificate of incorporation.  Previously, this provision provided that the bylaws could only be amended by the vote of stockholders entitled to cast at least a majority of votes which all stockholders are entitled to cast at any regular or special meeting of stockholders.  However, this provision was directly in conflict with Accountabilities’ certificate of incorporation.

The foregoing description of amendments to Accountabilities by-laws is qualified in its entirety by reference to CRS’ amended and restated by-laws, which are attached hereto as Exhibit 3.2 and are  incorporated herein by reference, and which are substantially the same as the New Accountabilities By-Laws.

Item 8.01        Other Events.

On February 24, 2010, CRS issued a press release announcing the holding company reorganization and the exchange of common stock for debt.  A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of February 23, 2010, by and among Accountabilities, Inc. Corporate Resource Services, Inc. and ACBT Merger Co., Inc.
3.1	Amended and Restated Certificate of Incorporation of Corporate Resource Services, Inc.
3.2	Amended and Restated By-laws of Corporate Resource Services, Inc.
10.1	Debt Assumption Agreement, entered into as of February 22, 2010, by and between Accountabilities, Inc. and Tri-State Employment Services, Inc.
99.1	Press Release issued by Corporate Resource Services, Inc. on February 24, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corporate Resource Services, Inc.

By:	/s/ Jay H. Schecter
Name: Jay H. Schecter
Title: Chief Executive Officer

Dated:  February 24, 2010

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of February 23, 2010, by and among Accountabilities, Inc. Corporate Resource Services, Inc. and ACBT Merger Co., Inc.
3.1	Amended and Restated Certificate of Incorporation of Corporate Resource Services, Inc.
3.2	Amended and Restated By-laws of Corporate Resource Services, Inc.
10.1	Debt Assumption Agreement, entered into as of February 22, 2010, by and between Accountabilities, Inc. and Tri-State Employment Services, Inc.
99.1	Press Release issued by Corporate Resource Services, Inc. on February 24, 2010.